REX-OSPREYTM ETH + STAKING ETF (ESK)

REX-OSPREYTM SOL + STAKING ETF (SSK)

(each, a “Fund” and collectively, the “Funds”)

Each a series of

ETF Opportunities Trust

Supplement dated July 16, 2025

to the Statement of Additional Information (“SAI”)

dated June 27, 2025

as supplemented from time to time

The changes described below are being made to the SAI.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Effective immediately, the first paragraph in the Acceptance of Orders for Creation Units section is deleted and replaced with the following information:

The Trust reserves the right, in its sole discretion, to accept a creation order received after the Closing Time up to 11:00 a.m. New York time on the trade date.  The Trust reserves the right to reject a creation order transmitted to it by the Transfer Agent if: (1) the order is not in proper form; (2) if the Cash Component paid is incorrect; (3) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (4) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (6) there exist circumstances outside the control of the Trust, the Custodian, transfer agent, the Distributor and the Adviser that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor or transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify the Authorized Participant of its rejection of the order. The Trust, the Custodian, any sub-custodian, the transfer agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Effective immediately, the paragraph in the Placement of Redemption Orders Using the Clearing Process section is deleted and replaced with the following information:

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date (although the Fund reserves the right, in its sole discretion, to accept an order to redeem Creation Units until 11:00 a.m. New York time); and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Transfer Agent after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and/or the Cash Redemption Amount, as applicable, will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

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For more information regarding this supplement please call 1-844-802-4004.

This Supplement and the existing SAI provide relevant information for all shareholders and should be retained for future reference. The SAI has been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 844-802-4004.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.